                              THIRD AMENDMENT TO
                              ------------------

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

     This Third Amendment to Third Amended and Restated Credit Agreement (this "Third Amendment") is entered into effective as of the Effective Date (as
----------------
hereinafter defined) by and among QUICKSILVER RESOURCES INC., a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association,
              --------
as Administrative Agent ("Administrative Agent") and each of the financial
                          --------------------
institutions a party hereto as Banks.

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Borrower, Administrative Agent, Bank of America, N.A., BNP Paribas (formerly Paribas), Fortis Capital Corp. (formerly MeesPierson Capital Corp.), The Fuji Bank, Ltd., CIBC Inc., Comerica Bank - Texas, The Bank of Nova Scotia, Credit Agricole Indosuez, National Bank of Canada, New York Branch, Credit Lyonnais New York Branch and Bank United (collectively, the "Existing Banks")
                                                             --------------
are parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2000 (as amended, the "Credit Agreement") (unless otherwise defined
                                    ----------------
herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, the Existing Banks have made a Loan to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, prior to the execution of this Third Amendment, certain of the Existing Banks (herein referred to as "Assigning Banks") have entered into
                                       ---------------
Assignment and Acceptance Agreements with Compass Bank ("Compass," and together
                                                         -------
with the Existing Banks, collectively, the "Banks"), pursuant to which such
                                            -----
Assigning Banks assigned to Compass, and Compass (a) acquired from such Assigning Banks a portion of each such Assigning Bank's Commitments and a portion of the Loans and Letter of Credit Exposure held by each such Assigning Bank under the Credit Agreement, (b) assumed and agreed to perform a portion of each such Assigning Bank's obligations under the Credit Agreement and the other Loan Papers, and (c) became a party to, and a "Bank" under, the Credit Agreement and the other Loan Papers; and

     WHEREAS, Schedule 1 attached hereto reflects the Commitments of each Bank
              ----------
after giving effect to the Assignment and Acceptance Agreements referenced above, and, pursuant to Section 15.10 of the Credit Agreement, Schedule 1 to the Credit Agreement is deemed amended and restated in the form of Schedule 1
                                                               ----------
attached hereto; and

     WHEREAS, Borrower has requested that the Banks (i) amend certain terms of the Credit Agreement in certain respects, (ii) consent to certain transactions more particularly described herein, and (iii) establish a Borrowing Base of $210,000,000 to be effective as of the Effective Date and continuing until the next Redetermination Date; and

     WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Banks hereby agree as follows:

     SECTION 1.  Amendments
                 ----------

        In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of November 30, 2000 (which date shall be referred to herein as the "Effective Date") in the manner provided in this Section 1.
                  --------------

     1.1  Additional Definitions
          ----------------------

          . Section 2.1 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Falcon Seaboard Settlement Agreement,"
                                       ------------------------------------
"Mercury Asset Acquisition," "Mercury Asset Acquisition Agreement," "Mercury
 -------------------------    -----------------------------------    -------
Asset Acquisition Documents," "Mercury Assets," "Mercury Closing Documents,"
---------------------------    --------------    -------------------------
"Mercury Closing Transactions," "Mercury Subordinate Debt," "Mercury Subordinate
 ----------------------------    ------------------------    -------------------
Note," "MGV/CIBC Credit Agreement," "MGV Investment Documents," "MGV Investment
----    -------------------------    ------------------------    --------------
Transactions," "MMI," "MMI/Compass Credit Agreement," "Other Mercury Acquisition
------------    ---    ----------------------------    -------------------------
Debt" and "Third Amendment" which shall read in full as follows:
----       ---------------

          "Falcon Seaboard Settlement Agreement" means that certain settlement
           ------------------------------------
agreement dated as of September 30, 1994, pursuant to which Mercury is obligated to deliver certain gas volumes over a period of five (5) years as more particularly described therein.

          "Mercury Asset Acquisition" means the purchase by Borrower of the
           -------------------------
Mercury Assets pursuant to the Mercury Asset Acquisition Agreement, which purchase shall be on terms and conditions reasonably acceptable to Administrative Agent and Required Banks.

          "Mercury Asset Acquisition Agreement" means that certain Purchase and
           -----------------------------------
Sale Agreement dated as of January 5, 2001, by and between Borrower and Mercury.

          "Mercury Asset Acquisition Documents" means the Mercury Asset
           -----------------------------------
Acquisition Agreement and all other agreements, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by or between Borrower and Mercury pursuant to the Mercury Asset Acquisition Agreement or in connection with the Mercury Asset Acquisition.

          "Mercury Assets" means, collectively, the "Assets" as such term is
           --------------
defined in the Mercury Asset Acquisition Agreement.

          "Mercury Closing Documents" means the Mercury Asset Acquisition
           -------------------------
Documents and all other agreements, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by and among Borrower, Mercury or MMI pursuant to the Mercury Closing Transactions.

          "Mercury Closing Transactions" means the transactions to occur
           ----------------------------
pursuant to the Mercury Closing Documents, including, without limitation, (a) the completion of the Mercury Asset Acquisition pursuant to the terms of the Mercury Asset Acquisition Documents, and (b) the refinancing in full of all Debt owed by MMI to Compass evidenced by the MMI/Compass Credit Agreement with the proceeds of a Borrowing.

          "Mercury Subordinate Debt" means all Debt of Borrower evidenced by the
           ------------------------
Mercury Subordinate Note which (a) does not, at any time, exceed $4,000,000 of principal in the aggregate, (b) is unsecured, (c) has a stated maturity of no earlier than December 31, 2005 and does not provide for or otherwise require any mandatory redemption, repayment, defeasance, repurchase or other amortization (except in accordance with a quarterly amortization schedule approved by Required Banks) prior to the scheduled maturity, (d) does not provide for a non-default rate of interest greater than nine percent (9%) per annum, and (e) is fully subordinated to the Obligations pursuant to subordination provisions which have been approved by Required Banks.

          "Mercury Subordinate Note" means that certain promissory note to be
           ------------------------
executed and delivered by Borrower to Mercury in connection with the Mercury Closing Transactions, which promissory note evidences the Mercury Subordinate Debt.

          "MGV/CIBC Credit Agreement" means that certain credit agreement
           -------------------------
pursuant to which CIBC Inc. provided a credit facility to MGV in the original principal amount of $2,200,000.

          "MGV Investment Documents" means all agreements, conveyances,
           ------------------------
certificates and other documents and instruments now or hereafter executed and delivered by or between Borrower and MGV in connection with the MGV Investment.

          "MGV Investment Transactions" means the transactions to occur pursuant
           ---------------------------
to the MGV Investment Documents, including, without limitation, (a) the completion of the MGV Investment pursuant to the terms of the MGV Investment Documents, and (b) the refinancing in full of all Debt owed by MGV to CIBC Inc. evidenced by the MGV/CIBC Credit Agreement with the proceeds of a Borrowing.

          "MMI" means Mercury Michigan, Inc., a Michigan corporation.
           ---

          "MMI/Compass Credit Agreement" means that certain Credit Agreement
           ----------------------------
dated as of June 15, 2000, as amended, pursuant to which Compass Bank provided a credit facility to MMI in the original principal amount of $5,000,000.

          "Other Mercury Acquisition Debt" means certain Debt of Mercury in the
           ------------------------------
maximum aggregate amount of $2,400,000 which is being assumed by Borrower in connection with the Mercury Closing Transactions, $2,334,883 of which Debt relates to the delivery of certain gas volumes over a period of five (5) years in connection with the Falcon Seaboard Settlement Agreement.

          "Third Amendment" means that certain Third Amendment to Third Amended
           ---------------
and Restated Credit Agreement dated effective as of November 30, 2000 among Borrower, Administrative Agent and the financial institutions a party thereto as Banks.

     1.2  Amendment to Definitions
          ------------------------

             The definitions of "Loan Papers," "MGV," MGV Investment" and
                                 -----------    ---   --------------
"Subsidiary" set forth in Section 2.1 of the Credit Agreement are amended to
 ----------
read in full as follows:

          "Loan Papers" means this Agreement, the First Amendment, the Second
           -----------
Amendment, the Third Amendment, the Notes, any Subsidiary Guaranty (which may hereafter be executed), all Mortgages now or at any time hereafter delivered pursuant to Section 7.1, the Collateral Assignments, any Borrower Pledge Agreement (which may hereafter be executed), any Subsidiary Pledge Agreement (which may hereafter be executed), the Subordination Agreements and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          "MGV" means MGV Energy Inc., a corporation organized under the laws of
           ---
Canada.

          "MGV Investment" means, collectively, (i) the initial investment by
           --------------
Borrower of approximately $1,500,000 to purchase approximately ninety percent (90%) of the ownership interests of MGV and (ii) the subsequent investment by Borrower of considerations in an amount approximately equal to $2,100,000 to purchase the remaining ten percent (10%) ownership interests of MGV.

          "Subsidiary" means, for any Person, any corporation or other entity of
           ----------
which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term "Subsidiary" shall include Subsidiaries of Subsidiaries (and so on). Unless otherwise expressly stated herein, Terra and MGV (after giving effect to the consummation of the MGV Investment Transactions) are, and shall be deemed, Subsidiaries of Borrower, and EAO, Kristen and TPC shall not be deemed Subsidiaries of Borrower.

     1.3  Amendment to Debt Covenant
          --------------------------

             Section 11.1 of the Credit Agreement is amended to read in full as follows:

          "SECTION 11.1. Incurrence of Debt. Borrower will not, nor
                         ------------------
     will Borrower permit any other Credit Party to, incur, become or remain liable for any Debt other than (i) the Obligations, (ii) the Subordinate Debt, (iii) Debt of Terra (but not guarantees of such Debt by Borrower) that exists on the Closing Date in the amount of approximately $2,100,000 which Debt is expressly being retained by CMS pursuant to the terms of the CMS Acquisition Agreement because it pertains to an asset excluded from the CMS Acquisition, (iv) Debt of MGV evidenced by the MGV/CIBC Credit Agreement which is being refinanced in full with proceeds of a Borrowing upon the consummation of the MGV Investment Transactions, (v) Debt of MMI evidenced by the MMI/Compass Credit Agreement which is being refinanced in full with proceeds of a Borrowing upon the consummation of the Mercury Closing Transactions, (vi) the Mercury Subordinate Debt, (vii) Other Mercury Acquisition Debt, and (viii) the guarantee by Borrower of the Cinnabar Marketing Obligations; provided, that, in the event no Default, Event of Default or Borrowing Base Deficiency has occurred which is continuing, (a) Borrower may incur and remain liable for Non-Recourse Debt to the extent such Non-Recourse Debt has been specifically approved in writing by Required Banks, and (b) Borrower and its Subsidiaries may incur and remain liable for other Debt in an aggregate amount outstanding at any time not to exceed $2,000,000."

     1.4  Amendment to Restricted Payments Covenant
          -----------------------------------------

             Section 11.2 of the Credit Agreement as amended to read in full as follows:

          "SECTION 11.2. Restricted Payments. Borrower will not, nor
                         -------------------
     will Borrower permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, and Restricted Payment; provided, that, any Subsidiary or Borrower that has provided a Subsidiary Guaranty, and all of the Equity of which owned by Borrower has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement, may make Distributions to Borrower; provided, further that, in the event no Default, Event of Default or Borrowing Base Deficiency has occurred which is continuing, Borrower may (a) make regularly scheduled payments of principal and interest on the Mercury Subordinate Debt in accordance with the terms of the Mercury Subordinate Note, and (b) repurchase, during the term of this Agreement, a portion of its common stock, par value $.01 per share, for an aggregate and cumulative purchase price of not more than $5,000,000."

     1.5  Amendment to Material Agreements Covenant
          -----------------------------------------

             Section 11.6 of the Credit Agreement is amended to read in full as follows:

          "SECTION 11.6. Amendments to Organizational Documents; Other
                         --------------------------------------
     Material Agreements. Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligations of any Person under, (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which could not, individually or in the aggregate, result in a Material Adverse Change, (b) the Closing Documents, (c) the Subordinate Note Documents, (d) the Section 29 Documents, (e) the Mercury Closing Documents, (f) the Mercury Subordinate Note, or (g) the MGV Investment Documents; provided, that,

     Borrower may enter into amendments to the Subordinate Note Documents which do not provide for or have any of the following effects: (i) increases the overall principal amount of the Subordinate Debt beyond the $53,000,000 presently outstanding (as reduced by any principal payments hereafter made with the express written consent of Required Banks); (ii) increases the amount of any scheduled payment of principal or interest on the Subordinate Debt; (iii) hastens or accelerates the date upon which any installment of principal or interest of any Subordinate Debt is due or otherwise accelerates the amortization schedule with respect to such Subordinate Debt; (iv) increases the rate of interest accruing on the Subordinate Debt; (v) provides for the payment of additional fees or for any increase in existing fees in connection with any Subordinate Debt; or (vi) amends, modifies or adds any performance obligation of Borrower to any Subordinate Noteholder in a manner which requires Borrower to comply with more restrictive financial ratios or is otherwise more onerous or more restrictive to Borrower."

     1.6  Amendment to Use of Proceeds Covenant
          -------------------------------------

             The first sentence of Section 11.7 of the Credit Agreement is amended to read in full as follows:

     "The proceeds of Borrowings will not be used for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests and related capital assets, (c) to finance the Mercury Asset Acquisition, (d) to refinance the obligations outstanding under the Existing Credit Agreement, (e) to refinance the obligations outstanding under the MMI/Compass Credit Agreement, and (f) to refinance the obligations outstanding under the MGV/CIBC Credit Agreement."

     1.7  Additional Mercury Subordinate Debt Covenant
          --------------------------------------------

             Article XI of the Credit Agreement is amended to add a new Section
11.16 thereto which shall read in full as follows:

          "SECTION 11.16. Mercury Subordinate Debt. Borrower will not
                          ------------------------
     make any payment on or with respect to any Mercury Subordinate Debt except as expressly permitted by the terms hereof and by the terms of the Mercury Subordinate Note."

     1.8  New Schedules
          -------------

             Schedules 1 and 2 attached to the Credit Agreement shall be replaced in their entirety by Schedule 1 and 2, respectively, attached to this
                              ----------     -
Third Amendment.

     SECTION 2.  Consent and Waiver
                 ------------------

        Borrower has requested that Banks (i) consent to (a) the MGV Investment Transactions, and (b) the Mercury Closing Transactions (as each term is defined in the Credit Agreement as amended by this Third Amendment), and (ii) waive any provision of the Credit Agreement and the other Loan Papers which prohibits such transactions. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Banks hereby (A) consent to (i) the MGV Investment Transactions, and
(ii) the Mercury Closing Transactions, and (B) waive any provision of the Credit Agreement and the other Loan Papers which prohibits any such MGV Investment Transaction or any such Mercury Closing Transaction.

     The consents and waivers herein contained in this Section 2 are limited
                                                       ---------
solely to (i) the MGV Investment Transactions, (ii) the Mercury Closing Transactions, and (iii) the applicable provisions of the Credit Agreement which prohibit such transactions. Nothing contained herein shall be deemed (a) a consent to any action other than the MGV Investment Transactions and the Mercury Closing Transactions, or (b) a waiver of any provisions of the Credit Agreement or any other Loan Paper except to the extent such provision prohibits any such MGV Investment Transaction or any such Mercury Closing Transaction.

     SECTION 3.  Borrowing Base
                 --------------

        Borrower, Administrative Agent and each Bank agree that the Borrowing Base in effect for the period from and after the Effective Date until the next Redetermination thereafter shall be $210,000,000. Borrower, Administrative Agent and the Banks agree that the Redetermination provided for in this Section
                                                                        -------
3 shall not be construed to be a Special Redetermination for purposes of Section
-
6.3 of the Credit Agreement.

     SECTION 4.  Conditions Precedent
                 --------------------

        The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, (b) the consents and waivers contained in Section
                                                                         -------
2 hereof, and (c) the increase in the Borrowing Base contained in Section 3
-                                                                 ---------
hereof is subject to the satisfaction of each of the following conditions precedent.

     4.1  Closing Deliveries
          ------------------

             Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank:

          (a) a Note payable to the order of each Bank (as applicable), each in the amount of such Bank's Commitment after giving effect to the Assignment and Acceptance Agreements referenced in the recitals hereto;

          (b) Mortgages duly executed and delivered by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent, pursuant to which Borrower shall grant to Administrative Agent a first and prior lien, subject only to Permitted Encumbrances, in and to certain of the Mercury Assets (as such terms is defined in the Credit Agreement as amended by this Third Amendment);

          (c) a Borrower Pledge Agreement duly executed and delivered by Borrower together with (i) certificates evidencing one-hundred percent (100%) of the issued and outstanding Equity owned by Borrower of each Subsidiary of Borrower (after giving effect to the MGV Investment Transactions and the Mercury Closing Transactions) of every class, which certificates shall be duly endorsed or accompanied by stock powers executed in blank, and (ii) such financing statements executed by Borrower as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to such Borrower Pledge Agreement;

          (d) Subsidiary Guaranties duly executed and delivered by each Subsidiary of Borrower (after giving effect to the MGV Investment Transactions and the Mercury Closing Transactions);

          (e) a copy of the articles or certificate of incorporation, certificate of limited partnership, articles of organization or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Effective Date (or within such other period as acceptable to Administrative Agent), issued by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party that such copy is true, correct and complete on the Effective Date (or the date of consummation of the MGV Investment Transactions or the Mercury Closing Transactions, as applicable);

          (f) a copy of the bylaws, partnership agreement, regulations, operating agreement or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party that such copy is true, correct and complete as of the Effective Date (or the date of consummation of the MGV Investment Transactions or the Mercury Closing Transactions, as applicable);

          (g) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Credit Party and to the effect that each Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

          (h) a certificate of incumbency of all officers of each Credit Party who will be authorized to execute or attest to any Loan Paper, dated the Effective Date (or the date any such Loan Paper is executed);

          (i) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Third Amendment and the other Loan Papers, duly adopted by the Board of Directors or comparable authority of each Credit Party accompanied by certificates of the Secretary or comparable officer of each Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the bylaws or other charter documents of such Credit Party) by the unanimous written consent of the Board of Directors of each Credit Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Effective Date;

          (j) an opinion of Cantey & Hanger, L.L.P., special counsel for Borrower, dated the Effective Date (as supplemented on the date of consummation of any MGV Investment Transaction and/or any Mercury Closing Transaction) favorably opining as to the enforceability of this Third Amendment and each of the other Loan Papers and otherwise in form and substance satisfactory to Administrative Agent;

          (k) opinions of applicable local counsel (including, without limitation, Canadian counsel to MGV), dated the Effective Date (or the date of execution and delivery of the applicable Loan Papers), favorably opining as to the enforceability of the Mortgages, the Subsidiary Guaranties and the other applicable Loan Papers, and otherwise in form and substance satisfactory to Administrative Agent;

          (l) a certificate signed by an Authorized Officer of Borrower stating that (after giving effect to this Third Amendment, the MGV Investment Transactions and the Mercury Closing Transactions), (i) the representations and warranties contained in this Third Amendment and the other Loan Papers are true and correct in all respects, (ii) no Default of Event of Default has occurred and is continuing, and (iii) all conditions set forth in Section 8.1 and Section 8.2 of the Credit Agreement have been satisfied,

          (m) a copy of each of the MGV Investment Documents and the Mercury Closing Documents accompanied by a certificate executed by an Authorized Officer of Borrower certifying that (i) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, (ii) no material right or obligation of any party thereto has been modified, amended or waived, and (iii) subject only to funding of a Borrowing to be made hereunder, the MGV Investment Transactions and the Mercury Closing Transactions have been (or will be) consummated on the terms set forth in the MGV Investment Documents and the Mercury Closing Documents; and

          (n) such other documents, instruments, agreements and actions as may reasonably be required by Administrative Agent and any Bank.

     4.2  Closing Transactions
          --------------------

             Subject only to disbursement and application of a Borrowing, the MGV Investment Transactions and the Mercury Closing Transactions shall have occurred (or Administrative Agent shall be satisfied that such transactions will occur simultaneously therewith).

     4.3  Closing Fees
          ------------

             Borrower shall have paid to Administrative Agent for the ratable benefit of each Bank, upon execution of this Third Amendment, a fee in the aggregate amount of $75,000.

     4.4  Subordinate Note Amendment
          --------------------------

             Administrative Agent shall have received a fully executed copy of an amendment to the Subordinate Note Agreement, pursuant to which the Subordinate Note Agreement is amended in a manner substantially similar to the amendments to the Credit Agreement set forth herein.

     4.5  Fees and Expenses
          -----------------

             Borrower shall have paid all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

     SECTION 5.  Representations and Warranties of Borrower
                 ------------------------------------------

        To induce the Banks and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Administrative Agent and the Banks as follows:

     5.1  Credit Agreement
          ----------------

             Each representation and warranty of the Credit Parties contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof, and will be true and correct after giving effect to the MGV Investment Transactions and the Mercury Closing Transactions.

     5.2  Authorization
          -------------

             The execution, delivery and performance by Borrower of this Third Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party other than the Liens securing the Obligations.

     5.3  Binding Effect
          --------------

             This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     5.4  No Defenses
          -----------

             Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 6.  Miscellaneous.
                 -------------

     6.1  Reaffirmation of Loan Papers; Extension of Liens
          ------------------------------------------------

             Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and the Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     6.2  Parties in Interest
          -------------------

             All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3  Legal Expenses
          --------------

             Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

     6.4  Counterparts
          ------------

             This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower and all Banks have executed a counterpart hereof. Facsimiles shall be effective as originals.

     6.5  Complete Agreement
          ------------------

             THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS

BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     6.6  Headings
          --------

             The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

                           [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers effective as of the Effective Date.

                              BORROWER:
                              ---------

                              QUICKSILVER RESOURCES INC., a Delaware corporation

                              By:    /s/ Glenn Darden
                                     ---------------------------------------
                                           Glenn Darden, President


                              ADMINISTRATIVE AGENT:
                              --------------------

                              BANK OF AMERICA, N.A.


                              By:    /s/ J. Scott Fowler
                                     -----------------------------------------
                                           J. Scott Fowler,
                                          Managing Director

                              BANKS:
                              -----

                              BANK OF AMERICA, N.A.


                              By:    /s/ J. Scott Fowler
                                     -----------------------------------------
                                           J. Scott Fowler,
                                          Managing Director


                              BNP PARIBAS


                              By:    /s/ Brian M. Malone
                                     -----------------------------------------
                              Name:  Brian M. Malone
                                     -----------------------------------------
                              Title: Director
                                     -----------------------------------------

                              By:    /s/ Larry Robinson
                                     -----------------------------------------
                              Name:  Larry Robinson
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------


                               [Signature Page]

                              FORTIS CAPITAL CORP.


                              By:     /s/ Christopher S. Parada
                                      --------------------------------
                              Name:   Christopher S. Parada
                                      --------------------------------
                              Title:  Vice President
                                      --------------------------------

                              By:     /s/ Darrell W. Holley
                                      --------------------------------
                              Name:   Darrell W. Holley
                                      --------------------------------
                              Title:  Managing Director
                                      --------------------------------

                              CIBC INC.


                              By:     /s/ M. Beth Miller
                                      --------------------------------
                              Name:   M. Beth Miller
                                      --------------------------------
                              Title:  Authorized Signatory
                                      --------------------------------

                              THE FUJI BANK, LTD.


                              By:     /s/ Masatoshi Abe
                                      --------------------------------
                              Name:   Masatoshi Abe
                                      --------------------------------
                              Title:  Vice President and Manager
                                      --------------------------------

                              COMERICA BANK - TEXAS


                              By:     /s/ Michele L. Jones
                                      --------------------------------
                              Name:   Michele L. Jones
                                      --------------------------------
                              Title:  Vice President
                                      --------------------------------

                              THE BANK OF NOVA SCOTIA


                              By:     /s/ F.C.H. Ashby
                                      --------------------------------
                              Name:   F.C.H. Ashby
                                      --------------------------------
                              Title:  Senior Manager Loan Operations
                                      --------------------------------


                               [Signature Page]

                              CREDIT AGRICOLE INDOSUEZ


                              By:     /s/ Brian Knezeak
                                      --------------------------------
                              Name:   Brian Knezeak
                                      --------------------------------
                              Title:  FVP, Manager
                                      --------------------------------

                              By:     /s/ Michael D. Willis
                                      --------------------------------
                              Name:   Michael D. Willis
                                      --------------------------------
                              Title:  VP, Credit Analysis
                                      --------------------------------


                              NATIONAL BANK OF CANADA, NEW YORK BRANCH


                              By:     /s/ Larry L. Sears
                                      --------------------------------
                              Name:   Larry L. Sears
                                      --------------------------------
                              Title:  Vice President & Manager
                                      --------------------------------

                              By:     /s/ Doug Clark
                                      --------------------------------
                              Name:   Doug Clark
                                      --------------------------------
                              Title:  Vice President
                                      --------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:     /s/ Philippe Soustra
                                      --------------------------------
                              Name:   Philippe Soustra
                                      --------------------------------
                              Title:  Senior Vice President
                                      --------------------------------


                              BANK UNITED


                              By:     /s/ David W. Phillips
                                      --------------------------------
                              Name:   David W. Phillips
                                      --------------------------------
                              Title:  Vice President
                                      --------------------------------


                              COMPASS BANK


                              By:     /s/ Dorothy Marchand
                                      --------------------------------
                              Name:   Dorothy Marchand
                                      --------------------------------
                              Title:  Sr. Vice President
                                      --------------------------------

                               [Signature Page]